                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  October 23, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12898                  38-2011419
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


   27555 Farmington Road

Farmington Hills, Michigan                                            48334-3357
--------------------------                                            ----------
   (Address of principal                                              (Zip Code)
    executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of October 25, 1996 for Series 1987-2, Distribution Reports as of November 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of October 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                    (Registrant)




Date:  October 23, 1996               By: /s/ Larry N. Ciofu
                                         -------------------------------
                                         Larry N. Ciofu
                                         Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

               Distribution Date Statement for October  25, 1996


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%   $1,577,000.00       1,577     $12,550.29       $12,550.29

 2-E   9.9500%  $12,273,426.89       5,200    $101,767.16            $0.00
               ---------------- ----------- -------------- ----------------
                $13,850,426.89      89,577    $114,317.45       $12,550.29

          Interest                       Principal         Principal         Per $1,000
        Payable Per     Principal       Payable Per       Balance After      CTF After
Class    $1,000 CTF      Payable         $1,000 CTF     October  25, 1996    October  25, 1996
-----   ------------  --------------  ----------------  -----------------    -----------------
 2-A      $0.000000                         $0.000000                              $0.000000

 2-B      $0.000000                         $0.000000                              $0.000000

 2-C      $0.000000                         $0.000000                              $0.000000

 2-D      $7.958332     $365,000.00 **       -             $1,212,000.00       $1,000.000000

 2-E      $0.000000         -                -            $12,375,194.05       $2,379.845010
                      --------------                    -----------------
                              $0.00                       $13,587,194.05

          Ending Aggregate Agency MBS Balance:            $13,606,813.14

      Agency MBS Collections :
              Interest                                         $115,583.33
              Principal                                        $263,188.92
      Investment Income                                            $402.35
      Excess from previous month                                    215.95
                                                           ----------------
      TOTAL AVAILABLE                                          $379,390.55

      Due to Class 2-D INTEREST                                ($12,550.29)
      Due to Class 2-D REDEMPTION                             ($365,172.03)
      Due to Class 2-D (rounded down to even $1,000)          ($365,000.00)
      Excess in Collection Account                                ($172.03)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,668.23

      Expenses Payable                                            ($326.74)

                                                           ----------------
      Net Balance                                                $1,341.49
                                                           ================


      Due to Residual Holders                                    $1,341.49

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $67.0745


      Excess in collection Act as of Sep 25                        $215.95
      Accrual Distribution Amount:                             $101,767.16
      Aggregate Cash Flow Value Decline:                       $263,188.92
      Principal to Class 2-D Redemption                       ($365,000.00)
                                                           ----------------
                                                                   $172.03
      Principal Distributable to Class 2-D                     $365,000.00
                                                           ----------------
      Aggregate Amount of Principal Distributable:             $365,172.03


                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee
                                          Corporate Trust Division
                                          Suite 0126
                                          One First National Plaza
                                          Chicago, Illinois  60670
                                          (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1
               Distribution Date Statement for November  1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $14,275,450.29      10,440    $117,772.46      $117,772.46
               ---------------- ----------- -------------- ----------------
                $14,275,450.29     100,000    $117,772.46      $117,772.46

                                                                     Principal Balance
          Interest                    Principal       Principal      Per $1,000
        Payable Per    Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*      $1,000 CTF   November  1, 1996 November  1, 1996
-----   ------------ --------------  ------------  ----------------  -----------------
  A       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $11.280887    $190,672.99    $18.263696    $14,084,777.30     $1,349.116600
                     --------------                ----------------
                       $190,672.99                  $14,084,777.30

         Ending Aggregate Agency MBS Balance:       $14,085,044.83

      Agency MBS Collections :
              Interest                                         $118,964.30
              Principal                                        $190,672.99
      Investment Income                                            $790.90
                                                           ----------------
      TOTAL AVAILABLE                                          $310,428.19

      Due to Certificateholders                               ($308,445.45)
                                                           ----------------
      Available for Expenses and Residual Payments               $1,982.74

      Expenses Payable                                            ($339.31)

                                                           ----------------
      Net Balance                                                $1,643.43
                                                           ================


      Due to Residual Holders                                    $1,643.43

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $82.1715

      Accrual Distribution Amount:                                   $0.00
      Aggregate Cash Flow Value Decline:                       $190,672.99
                                                           ----------------
      *Aggregate Amount of Principal Distributable:            $190,672.99


                                           THE FIRST NATIONAL BANK OF CHICAGO
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660
*

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                Distribution Date Statement forNovember  1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $17,253,949.91      10,200    $135,155.94      $135,155.94
               ---------------- ----------- -------------- ----------------
                $17,253,949.91     100,000    $135,155.94      $135,155.94

                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   November  1, 1996 November  1, 1996
-----   ------------ ---------------  ------------  ----------------  -----------------
 2-A      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z     $13.250582     $138,502.03    $13.578630    $17,115,447.88     $1,677.985086
                     ---------------                ----------------
                        $138,502.03                  $17,115,447.88

        Ending Aggregate Agency MBS Balance:         $17,115,462.63

      Agency MBS Collections :
              Interest                                         $136,593.93
              Principal                                        $138,502.03
      Investment Income                                          $1,027.94
                                                           ----------------
      TOTAL AVAILABLE                                          $276,123.90

      Due to Certificateholders                               ($273,657.97)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,465.93

      Expenses Payable                                            ($391.68)

      Net Balance                                                $2,074.25
                                                           ================


      Due to Residual Holders                                    $2,074.25

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $103.7125

      Accrual Distribution Amount:                                   $0.00
      Aggregate Cash Flow Value Decline:                       $138,502.03
                                                           ----------------
      *Aggregate Amount of Principal Distributable:            $138,502.03

      Principal Allocation:          Class 2-A:                     0.0000%
                                     Class 2-D:                     0.0000%

                                           THE FIRST NATIONAL BANK OF CHICAGO
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
              Distribution Date Statement for October 20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%   $1,394,979.98      16,500   $10,462.35     $10,462.35

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $26,789.96         152    $5,793.33      $5,793.33
                ---------------- ----------- ------------ --------------
                 $13,421,769.94      96,702  $106,255.68    $106,255.68
                                                                           Principal Balance
            Interest                       Principal       Principal       Per $1,000
           Payable Per      Principal     Payable Per     Balance After    CTF After
Class      $1,000 CTF        Payable*      $1,000 CTF   October  20, 1996  October  20, 1996
-----   ----------------- --------------  ------------  -----------------  -----------------
 1-A           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-B           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-C           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-D           $0.634082    $336,028.41    $20.365358      $1,058,951.57        $64.178883

 1-E           $7.500000        -              -          $12,000,000.00     $1,000.000000

 1-F           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-G           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-H           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-I          $38.114013        $672.06     $4.421447         $26,117.90       $171.828289
                          --------------                -----------------
                            $336,700.47                   $13,085,069.47

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
        RATE      Outstanding    Cert.         Accrued       Payable
      --------- ---------------- ----------- ------------ --------------
 1-R    0.0000%           $0.00       3,298        $7.99          $7.99

                                                                           Principal Balance
            Interest                       Principal       Principal       Per $1,000
           Payable Per      Principal     Payable Per     Balance After    CTF After
           $1,000 CTF        Payable*      $1,000 CTF   October 20, 1996   October 20, 1996
        ----------------- --------------  ------------  -----------------  ----------------
 1-R           $0.002423          $0.00     $0.000000              $0.00         $0.000000

                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     October  20, 1996
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $1,415,187.91      16,533   $11,203.57    $336,700.47      $1,078,487.44

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $13,439,187.91     100,000  $106,393.57    $336,700.47     $13,102,487.44

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
              DISTRIBUTION DATE STATEMENT FOR October 20, 1996


      Agency MBS Collections :
               Interest                                       $106,263.67
               Principal                                      $336,700.47
      Investment Income                                           $274.03
                                                          ----------------
      Lower Tier REMIC Collection Account                     $443,238.17
                                                          ----------------
      Upper Tier REMIC Collection Account                     $443,238.17

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                   ($336,700.47)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                  ($106,255.68)

      Expenses Payable                                              $0.00


      REMIC Taxes Payable                                           $0.00

      Interest Payable to Class 1-R Certificate                    ($7.99)



      Principal Payable to Class 1-R Certificate                    $0.00

      Due to Class 1-RS Certificate                              ($274.03)
                                                          ----------------
      Net Balance                                                  ($0.00)
                                                          ================

      Beginning Aggregate Agency MBS Balance :            $100,001,006.61
      Ending Aggregate Agency MBS Balance :                $13,086,075.90


       Aggregate Cash Flow Value Decline:                     $522,006.67
                                                          ----------------
       *Aggregate Amount of Principal Distributable:          $522,006.67



       Principal Allocation:


       Aggregate Amount of Principal
       Distributable to Classes 1-D and 1-I:

       Class 1-D:               2.03653582%
       Class 1-I:               0.44214474%

       Aggregate Amount of Principal
       Distributable to Classes 1-G,1-H and 1-R :

       Class 1-R:               0.00000000%

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660